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                                 Exhibit 10.9



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             This document contains confidential information that
             ----------------------------------------------------
                has been omitted and filed separately with the
                ----------------------------------------------
                      Securities and Exchange Commission.
                      -----------------------------------
        Such information is noted by three asterisks, as follows "***."
        ---------------------------------------------------------------



                             CONVERSION AGREEMENT
                                    BETWEEN
                TOMEN CORPORATION AND EASTMAN CHEMICAL COMPANY

                  This Conversion Agreement (this "Agreement") is made as of October 1, 1993 by and between Tomen Corporation, a Japan corporation with its principal place of business located at 14-27 Akasaka 2 chome, Minato-ku, Tokyo, Japan ("Tomen") and Eastman Chemical Company acting through its Eastman Fine Chemicals business organization, a Delaware corporation, with offices located at 1999 E. Stone Drive, Kingsport, Tennessee 37662-5300 ("Eastman").

WHEREAS:

         A. Eastman has the knowledge, expertise and the facilities to process certain Raw Materials into ***
(hereinafter "***") as defined below, in conformance with the specifications set forth in Exhibit A.

         B. Tomen desires to engage Eastman and Eastman agrees to accept Tomen's engagement to convert Raw Materials into *** as described in this Agreement, in accordance with the terms and conditions set forth below.

                  Accordingly, with the intent to be bound hereby, the parties hereby agree as follows:

1.       Definitions

When used in this Agreement the capitalized terms listed in this Section 1 shall have the following meanings:

         1.1 "Business Day" means Monday, Tuesday, Wednesday, Thursday or Friday of any week other than such day which constitutes an official United States holiday.

         1.2 "***" means ***
***
manufactured pursuant to the Custom Manufacturing Agreement.

         1.3 "Contract Year" means each period of one year from October 1 of any year through and including September 30 of the next following year.

         1.4 "Custom Manufacturing Agreement" means the Custom Manufacturing Agreement dated September 1, 1992 between Eastman and Tomen.


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         1.5 "Environmental Requirements" means, any and all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other orders, decrees, judgments, directives or other requirements of any governmental authority relating to health, safety and the environment, to any Hazardous Substances or to any activity involving Hazardous Substances in each case, as applicable to the Plant and Eastman's operations and obligations under this Agreement.

         1.6 "Hazardous Substances" means any substance, (i) which is or becomes defined as a "hazardous waste", "hazardous substance", "pollutant" or "contaminant" or which otherwise is or becomes regulated under any applicable federal, state or local statute, regulation, rule or ordinance or common law, or by any federal, state or local governmental authority with jurisdiction or
(ii) the presence of which requires any investigation or remediation under any applicable federal, state or local statute, regulation, rule, ordinance or common law, or by any federal, state or local governmental authority with jurisdiction. In each case such substances are to include those containing gasoline, diesel fuel or other petroleum hydrocarbons.

         1.7 "Plant" means the manufacturing facility and the real property underlying such manufacturing facility operated by the Arkansas Eastman Division, located at 2800 Gap Road, Highway 394 East, Batesville, Arkansas, at which conversion and supply of *** shall occur.

         1.8 "*** Specifications" means the specifications set forth in Exhibit A, which specification may be amended, in writing, by mutual assent of the parties from time to time during the term of this Agreement.

         1.9 "Processing" means all actions to be taken by Eastman to process Raw Materials into ***, as required under this Agreement, including, without limitation, the receiving, unloading, sampling, quality control analysis and storing of all Raw Materials, the conversion of Raw Materials into ***, and the storage, quality control analysis and preparation of *** for conversion to Products.

         1.10 "Products" means ***, ***
and *** Technical products manufactured by Eastman under the Custom Manufacturing Agreement.

         1.11 "Raw Materials" means *** and ***
supplied by Tomen and meeting the specifications set forth in Exhibit D.

         1.12 "Subject Intellectual Property" means all information and know-how relating to the manufacture of *** including inventions, discoveries, developments, improvements, methods and processes, know-how, drawings, blueprints, specifications, patents and patent applications, copyrights and trade secrets. Subject Intellectual Property will be disclosed in


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writing and identified as confidential, or if disclosed otherwise, will be noted as confidential at the time of disclosure and will be confirmed in writing within thirty (30) days of disclosure.

         1.13 "Term" means the period of time as set forth in Section 6 below.

2. Production of ***

         2.1 Eastman shall supply *** exclusively to Tomen, and Tomen shall accept delivery from Eastman of such quantities of *** pursuant to orders placed by Tomen from time to time during the Term, pursuant to the provisions of Sections 2.5 and 2.6 below. During the period from the date hereof until fifteen (15) batches of *** have been produced, Eastman will use its best efforts to produce *** that meets the *** specifications set forth in Exhibit A and that meets the target conversion ratios for the Raw Materials set forth in Exhibit C. In the event that any of these batches of *** do not meet the agreed specifications, Eastman will investigate alternate storage for such batches until the parties can mutually decide on the disposition of such batches. After such fifteen (15) batches have been produced, the parties will meet to discuss any changes to these specifications and conversion ratios. If the conversion ratio for either of the raw materials is greater than 110% of those listed in Exhibit C or if the *** batches do not meet the specification when averaged, after production of the first fifteen (15) batches, Tomen and Eastman will discuss and agree on a course of action to improve the ratios and *** quality. During the period from which agreement on such specifications and conversion ratios is reached until fifteen (15) more batches are produced, the *** will meet such specifications and conversion ratios as has been agreed by the parties. In the event that any of these batches of *** do not meet the agreed specifications, Eastman will investigate alternate storage for such batches until the parties can mutually decide on the disposition of such batches. After such additional fifteen (15) batches have been produced, the parties will meet again to negotiate further changes, if desired by either party, to the conversion ratios and specifications. If no further improvement in conversion ratios or *** quality has been realized, Tomen and Eastman will agree upon a further interim plan to (i) remedy the higher conversion ratios and *** quality and (ii) equitably compensate Tomen for losses due to higher *** cost if as a result there would be significantly higher Raw Material usages for the remainder of the trial campaigns. During the period from which agreement on such conversion ratios and specifications is reached until thirty
(30) more batches are produced, the *** will meet such conversion ratios and specifications. In the event that any of these batches of *** do not meet the agreed specifications, Eastman will investigate alternate storage for such batches until the parties can mutually decide on the disposition of such batches. After such additional thirty (30) batches have been produced, the parties will meet again to negotiate further changes, if desired by either party, to the conversion ratios and specifications, but if the parties are unable to reach agreement on these matters within thirty (30) days after such discussions begin, either party may notify the other in writing of its desire to terminate this Agreement. Such termination shall be without liability to either party (other than the liability pursuant to Sections 7, 8, and 11) provided, however, that the

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effective date of termination shall not occur until such time as Tomen has secured alternate manufacturing for ***, or until six (6) months has elapsed since the date of any such termination notice, whichever shall occur first. If the parties have agreed upon the conversion rates and specifications after such additional thirty (30) batches have been produced, and Eastman thereafter fails to meet such conversion ratios (determined as of each Contract Year for all *** produced during such Contract Year) in addition to Tomen's indemnification rights under Section 11, Eastman will compensate Tomen for such excess usage of Tomen's Raw Materials.

                  During the trial period, if the *** does not meet the specifications as set forth in Exhibit A, Tomen will accept such *** as long as it can be converted to *** with assay comparable to Confidential Statement of Formula and fingerprint for *** sample ***. Both parties agree that if Product does not meet this assay, Tomen is not obligated to purchase this *** from Eastman, and if Eastman is unable to blend this batch(es) with other batches of Eastman-produced *** to generate *** meeting the above assay, then it must dispose of the "off-spec" *** at its own cost and liability, and to compensate Tomen for the value of Tomen's Raw Materials used to manufacture the "off-spec" *** to the extent that the Raw Materials usage exceeds the previously agreed conversion ratios. However, Tomen at its sole discretion, may allow Eastman to use portions of *** produced by *** for the purpose of lab scale trial blending. If Eastman determines, based on these trial blends, that it can successfully blend an "off-spec" batch of Eastman *** with some of such *** ***, Eastman may, with Tomen's permission, and recognizing that Eastman bears the complete risk of loss of both batches, blend Eastman's *** with the *** in an effort to obtain a "blended batch" of *** ("Blended ***") which meets the above assay. If this blending is successful, then Tomen's cost for this Blended *** will be calculated as shown by the following formula, unless the parties mutually agree upon an alternate formula. Tomen will pay Eastman for the Blended *** according to the following formula instead of the fee in Section 3.1:

Blended *** Batch Fee/lb = ***/lb x (1-fraction of *** used) x ***

                  The conversion ratios as agreed in the Custom Manufacturing Agreement will not apply for the usage of *** for these "blended" batches. If, however, the Blended *** does not produce Products meeting the above assay, `then Eastman shall dispose of this material at its sole cost and liability, and shall compensate Tomen for (i) the value of Raw Materials used to produce Eastman's *** to the extent such usage exceeds the agreed upon conversion ratios and (ii) the full cost of the *** used in the blending operation, and
(iii) the cost of Tomen's ***.

         2.2 Subject to the provisions of Sections 2.1 and 2.5, Tomen shall be obligated to accept delivery of, and Eastman shall be required to provide, a minimum of *** lbs. of *** from October 1, 1993 to December 1, 1994, *** lbs. of *** from January 1, 1995 to September 30, 1995, and *** lbs. per year of *** during the remaining



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Contract Years of the Term. Tomen's liability therefor shall be as specified in Section 3.1.2. In addition, if Tomen foresees a falling demand for *** and provides Eastman with six (6) months' prior written notice of such decline, Eastman will use its best efforts to reduce the size of the *** plant and the parties will enter into negotiations on revised prices, volumes and other terms for such a reduced facility. In the event the parties are unable to agree on such revised terms, this Agreement shall continue to remain in effect on the terms provided herein. In the event that the Term is extended for additional one year periods pursuant to Section 6, the parties shall mutually agree upon the minimum volume of *** to be produced by Eastman and accepted for delivery by Tomen for such additional periods.

         2.3 Tomen shall provide to Eastman, at Tomen's expense and as requested by Eastman from time to time during the Term, such amounts of Raw Materials meeting the specifications set forth in Exhibit D, as necessary to fill orders for Processing placed by Tomen under Section 2.5.

         2.4 Eastman shall discuss with Tomen, as soon as possible but at least sixty (60) days prior to the date Eastman needs Raw Materials to meet Tomen's request for Products the amount of Raw Materials it will need and the times at which delivery thereof will be required. The parties shall specify the quantity of Raw Materials required and the requested date for delivery. Tomen will use its best efforts to deliver such quantity of Raw Materials on the specified date. If, notwithstanding its best efforts, Tomen is unable to deliver the requested quantity on the specified date, Tomen shall promptly notify Eastman and the parties will discuss alternative delivery arrangements and, if necessary, any adjustment to the time period within which Eastman must deliver the batch of. Product concerned to Tomen.

         2.5 Tomen shall provide to Eastman, in writing, rolling four-quarter' forecasts of Tomen's expected *** demand. Eastman shall produce sufficient *** to meet Tomen's orders for each Fixed Period (as defined in the Custom Manufacturing Agreement). Forecasts for *** provided by Tomen for any such Fixed Periods shall be final and Tomen shall be obligated to purchase the *** produced for its prior forecasted volumes of *** for such Fixed Period, unless Tomen has delivered written notice to Eastman, prior to the first Business Day of such Fixed Period that it wishes to modify its previous demands for such Fixed Period. Tomen can increase or reduce its Fixed Period demand by no more than twenty (20%) percent subject to the other limitations of this Agreement.

                  Notwithstanding the foregoing, Tomen may request, from time to time during the Term, increases in its demand for the then-existing Fixed Period by sending a written notice thereof to Eastman. Subject to the limitations of Section 2.6 below, Eastman shall use its best efforts to accommodate any such request and shall notify Tomen in writing as soon as possible, but in no event later than fifteen (15) Business Days after receipt of such request, whether or not Eastman will be able to accommodate the request and any additional costs which may be associated therewith. As soon as practicable, but in no event later than fifteen (15) Business Days following Tomen's receipt of Eastman's response, Tomen will notify Eastman in writing whether or not it accepts the terms thereof. In the event the parties are



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unable to agree on such revised terms, this Agreement shall continue to remain in effect on the terms provided herein.

         2.6 Eastman shall not be obligated to produce in excess of *** lbs. of *** during any Fixed Period; provided however, that if Tomen provides Eastman with written notice no less than six (6) months prior to the first Business Day of the next succeeding Fixed Period, in which such excess volumes of *** are required, Eastman will use its best efforts to utilize any unused available manufacturing capacity to meet Tomen's purchase requirements.

         2.7 Eastman shall retain and properly maintain representative samples of each batch of *** as it is produced before entering the storage tank to use in converting to Products, refrigerated as necessary, for a period of not less than one (1) year from the date of manufacture.

         2.8 Tomen warrants to Eastman that all Raw Materials shall meet the specifications set forth in Exhibit D. At its option, Eastman shall sample and analyze in accordance with the specifications therefor the deliveries of all Raw Materials upon receipt from Tomen but in no event later than thirty (30) days after receipt thereof, and shall determine if such Raw Materials meet the specifications set forth in Exhibit D. Eastman shall report any shortage of Raw Materials or any failure to meet specifications to Tomen, immediately upon becoming aware thereof, but in no event later than forty-five (45) days after receipt unless the nonconformity was not ascertainable or detectable by the testing methods included in the specifications for such Raw Materials.

         2.9 Upon receipt of a written notification under Section 2.8, Tomen shall promptly arrange for the delivery of Raw Materials to supplement any shortage, or to replace any Raw Materials not meeting the specifications in Exhibit D. In addition, the parties may discuss, if necessary, any adjustments to the time period within which Eastman must deliver the batch of Product concerned to Tomen. EXCEPT AS SET FORTH IN SECTION 2.8, TOMEN MAKES NO OTHER WARRANTY CONCERNING THE MERCHANTABILITY, FITNESS OR OTHER QUALITY OF THE RAW MATERIALS AND EASTMAN'S RIGHTS AND REMEDIES WITH RESPECT TO ANY BREACH OF WARRANTY REGARDING RAW MATERIALS ARE EXPRESSLY LIMITED TO THOSE SET FORTH IN THIS SECTION 2.9.

         2.10 During the Term, the parties agree to investigate and discuss, on a periodic basis; potential process improvements which could result in costs savings to either or both of the parties. The parties agree that any cost savings resulting from the reduction in the use of the Raw Materials will be for the account of Tomen after taking into consideration, among other things, Eastman's cost of any capital improvements or any costs associated with the implementation of such Raw Material reduction. Any other cost savings resulting from any other process improvements will be for Eastman's account.



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         2.11 Eastman warrants to Tomen that all *** produced under this
Agreement shall meet the *** Specifications of Exhibit A and conversion ratios in Exhibit C and Tomen will accept delivery on the basis of Eastman's certificate of analysis. Tomen may, from time to time, request Eastman to spot sample and analyze *** manufactured by Eastman and Eastman agrees to provide samples of such *** upon Tomen's request. If Eastman advises Tomen in writing that it has provided *** that does not meet specifications in Exhibit A and Tomen nevertheless requests Eastman in writing to use such *** for the manufacture of ***, then such *** shall be treated for the purposes of this Agreement as having met the aforementioned specifications and conversion ratios in Exhibit C. If Eastman supplies *** that does not meet the *** specifications, and is not accepted by Tomen pursuant to the preceding sentence, Eastman shall supply replacement ***, or at Eastman's request and with Tomen's agreement, rework such nonconforming ***. EXCEPT AS SET FORTH IN THIS SECTION 2.11, EASTMAN MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY CONCERNING THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER QUALITY OF THE *** AND TOMEN'S RIGHTS AND REMEDIES WITH RESPECT TO ANY BREACH OF WARRANTY REGARDING ***, ARE EXPRESSLY LIMITED TO THOSE SET FORTH IN SECTION 11.1. IN NO EVENT SHALL EASTMAN BE LIABLE TO TOMEN HEREUNDER FOR ANY DIRECT (INCLUDING COST OF COVER), CONSEQUENTIAL OR INCIDENTAL DAMAGES OF TOMEN, EXCEPT AS SPECIFIED IN SECTION 11.1.

         2.12 Eastman shall be permitted to make minor changes in the production hereunder, provided that Tomen is notified of any changes on a monthly basis of any changes made during the preceding month. Notwithstanding the foregoing, any significant changes proposed by Eastman regarding the production must be agreed to by Tomen in writing in advance of Eastman's implementation thereof.

3. Prices

         3.1 Tomen shall pay to Eastman a Base Processing Fee for *** (***% *** basis) in accordance with the schedule set forth below. All fees are F.O.B. the pipeline, delivered into the *** storage tank.

                       *** Base Processing Fee Schedule
                       --------------------------------

From October 1, 1993 to December 31, 1994, the Base Processing Fee for *** will be *** per pound, regardless of Tomen's Fixed Period demand. Effective January 1, 1995, the Base Processing Fee shall be as follows:



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                Base Processing Fees Per Pound (***% *** Basis)
                -----------------------------------------------

Annual Volume            1/1/95 -      10/1/95 -       10/1/96 -     10/1/97 -
(Pounds)                 9/30/95*      9/30/96         9/30/97       9/30/98

*** or more                 ***           ***             ***           ***

***  to <***                ***           ***             ***           ***

***  to <***                ***           ***             ***           ***

***  to <***                ***           ***             ***           ***

***  to <***                ***           ***             ***           ***

<***                        ***           ***             ***           ***

 *Minimum volume will be adjusted for 9 months to an annualized amount **Plusshortfall fee as described in Section 3.1.2

The Processing Fee charged to Tomen in each period specified above will be based on the annualized sum of year-to-date quantity purchased in such time period above plus the quantity ordered for that Fixed Period. At the end of each Fixed Period, Eastman will debit or credit Tomen to reflect the year-to-date quantity purchased in the time periods stated above on an annualized basis.

         3.1.1 The Base Processing Fee set forth in Section 3.1 for *** shall be subject to annual adjustment, according to the formula set forth in Exhibit
B. Eastman shall notify Tomen of such fee adjustment, no later than October 1, 1994, with an effective date of such fee change being January 1, 1995; and no later than July 1 of each Contract Year beginning in 1995, with an effective date of such fee change being October 1 of that year.

                  Eastman shall amend the formula set forth in Exhibit B prior to October 1, 1994, and prior to July 1 of each Contract Year beginning in 1995, such that the sum of the price factors (shown in parenthesis of Exhibit
B) equals the Base Processing Fee for *** pounds or more in the table above for the period being adjusted. This amendment of the formula shall be completed prior to making the annual adjustment specified above.

         3.1.2 In the event that Tomen purchases less than *** pounds of *** during the period October 1, 1993 to December 31, 1994, *** pounds of *** during the period, January 1, 1995 to September 30, 1995, or less than *** pounds during each remaining contract year of the Term, Tomen shall pay a shortfall fee for such period of *** per pound for each pound of *** representing the difference between the pounds of *** actually purchased and stated minimum requirement for that period. Notwithstanding the foregoing, Tomen shall not be obligated to pay any shortfall fee for a particular year in the event that this Agreement is terminated during such year, pursuant to Sections 6.3, 6.5.1,


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6.5.2 or 6.5.3 or in the event this Agreement is terminated during such year by Tomen pursuant to 6.4.1 or 6.5.4. Eastman shall submit Tomen for any shortfall at the end of such period or contract year and payment shall be due thirty (30) days from the date of such invoice. In the event the term is extended for an additional one year period pursuant to Section 6, the parties shall mutually agree upon the shortfall fee for such additional period. If Tomen requests and Eastman is able to reduce the size of the *** plant in accordance with Section 2.2, the minimum annual requirement will be reestablished by mutual agreement of the parties.

         3.1.3 Eastman shall submit invoices to Tomen, weekly, beginning with the first delivery after successfully producing ***, which is estimated to be about March 1, 1994. The invoice will detail the quantity of *** produced and delivered into the *** storage tank during the preceding week(s) and the fee associated with such delivery, as calculated in accordance with the fee schedule set forth in Section 3.1. Tomen shall pay all the invoices received on a monthly basis using Tomen's monthly payment cycle. Unless otherwise expressly provided herein, Tomen's payment obligations shall be limited to the payment of such periodic invoices and Tomen shall have no obligation to pay Eastman for any other costs or expenses, of any kind whatsoever, arising from, or associated with Eastman's production or its other obligations under this Agreement.

4. Deliveries

         4.1 Eastman shall deliver the *** to the storage tank and *** manufacturing process on a time schedule to meet Tomen's demand for *** for such Fixed Period.

         4.2 Eastman shall ensure that the *** is properly stored and available for conversion to *** in accordance with applicable Environmental Requirements. Eastman shall provide, on a monthly basis, Certificates of Analysis for each batch of *** used by Eastman for the production of Products.

         4.3 Eastman will install and `maintain at the Plant bulk storage facilities for at least *** (***) gallons of ***. If additional storage for *** is needed during the Term, the parties agree to meet and discuss arrangements for the provision of such additional storage. Storage facilities shall be installed and maintained in compliance with applicable Environmental Requirements.

         4.4 On a monthly basis, Eastman shall provide any inventory records or similar records necessary to establish a schedule for *** conversion. It is expressly understood that such records will be used only for Tomen's internal business purposes and Eastman's provision of such records to Tomen shall not confer upon Tomen any authority or obligation to direct, in any manner, Eastman's production or other obligations hereunder.



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5. Title and Risk of Loss

         5.1 Title to and all other incidents of ownership of all Raw Materials supplied by Tomen and of all *** after Eastman's delivery into the *** storage tank shall be at all times in Tomen.

         5.2 While any Raw Materials and *** owned by Tomen are in the possession or custody of Eastman, Eastman agrees to bear the risk of loss, degradation, contamination or damage, of any kind or nature whatsoever. The Raw Materials and *** shall be deemed to be in the possession or custody of Eastman until it is converted to *** and *** Products and delivered to Tomen's carrier as provided in Section 6 of the Custom Manufacturing Agreement, at which time the risk of loss, degradation, contamination or damage shall pass to Tomen.

         5.3 During the Term, Eastman shall not impose or permit to be imposed upon any of the Raw Materials or *** any liens or encumbrances of any kind whatsoever.

         5.4 Risk of loss regarding any Raw Materials or *** shall pass to Tomen upon delivery of the *** or *** Products produced from such *** to Tomen's carrier, F.O.B. the Plant.

6. Term of Agreement

         6.1 This Agreement shall become effective and binding upon the parties as of the date first written above.

         6.2 Unless earlier terminated pursuant to the provisions of Sections
6.4 or 6.5, this Agreement shall have a term of five (5) years, ending on September 30, 1998, subject to extensions, as provided in Section 6.3.

         6.3 Unless either party has provided the other with written notice, no later than eighteen (18) months prior to the expiration of the then existing term, that such party desires to terminate this Agreement effective as of the date of expiration of such then existing term, the term of this Agreement shall be deemed automatically extended for an additional one-year period. Any extensions shall be upon the terms and conditions set forth in this Agreement, except as otherwise agreed by the parties. All references to "Term" in this Agreement shall apply to any extension term.

         6.4 Notwithstanding any other provisions of this Agreement, and subject to the procedures of Section 6.4.1, either party may, without waiver of, or prejudice to any of its other rights and remedies under this Agreement, under applicable law or otherwise, effect a termination of this Agreement by written notice, at any time, if the other party breaches any of its material obligations under this Agreement.



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                  6.4.1 In the event of any alleged breach under Section 6.4, the party declaring the breach shall provide the other party with kitten notice setting forth the nature of the breach, and the recipient shall have a period of thirty (30) days (or such shorter period if required under the circumstances and specified in such notice) to cure such breach, provided however, that if the nature of the alleged breach is such that it cannot reasonably be cured within such time period, the non-breaching party may elect, in its sole discretion, and without waiver of, or prejudice to any of its other rights and remedies under this Agreement under applicable law or otherwise, to grant the breaching party an additional extension of time to cure such breach, If the breaching party fails to cure the breach within the applicable time period the non-breaching party may terminate this Agreement, by written notice to the breaching party which notice shall be effective immediately upon receipt.

         6.5 This Agreement also may be terminated:

                  6.5.1 By mutual assent of the parties;

                  6.5.2 By either party, in the event that a force majeure event as provided in Section 14 has occurred and has continued for a period of one hundred eighty (180) days;

                  6.5.3 By either party, upon the other party's filing of a voluntary petition for bankruptcy, reorganization or arrangement under any state statute, or upon assignment for the benefit of creditors, or upon the appointment of a receiver or trustee with respect to such party or its assets, or upon the filing of a petition of the kind referenced above, against a party or its assets by a third party, which filing is made without the agreement of the subject party and is not removed or dismissed within sixty (60) calendar days of the date of such filing.

                  6.5.4 By Tomen, upon sixty (60) days written notice, provided that in the event Tomen elects to terminate under this Section 6.5.4 Tomen shall pay Eastman a termination fee in an amount equal to *** minus *** per pound, for each pound of *** previously purchased by Tomen under this Agreement and for each pound of *** which Tomen is obligated to purchase during the then existing Fixed Period and minus any applicable shortfall fee that has been paid; provided, however, that no termination fee shall be paid in the event that Tomen's election under this Section 6.5.4 follows a termination of the Custom Manufacturing Agreement (except by reason `of a breach by Tomen under Section 7.4.1 thereof or by election by Tomen pursuant to Section 7.5.4 thereof). Such termination fee also shall apply in the event of a termination based upon a breach of this Agreement by Tomen and shall be Eastman's sole remedy against Tomen for a breach hereof, other than as may be provided pursuant to Section 11.2 hereof.

                  6.5.5 Raw Materials, Eastman supplied raw materials, materials in process and *** remaining in the possession of Eastman on the effective date of termination of this Agreement shall be returned to Tomen, or otherwise removed from the Plant upon a schedule to be mutually agreed by the parties, but in no event later than thirty (30) days following the



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effective date of termination. Tomen agrees that it shall pay the costs of any
Eastman supplied raw materials, materials in process (including costs of acquisition and costs of disposal) or *** returned or otherwise disposed by Eastman, provided, however, that Tomen shall not be responsible for any other liabilities, costs or expenses associated with such disposal. Tomen's payment of such disposal fees shall not confer upon Tomen any authority or obligation to direct, in any manner, Eastman's disposal activities hereunder.

7. Technical Information

         7.1 Tomen and Eastman agree to exchange Subject Intellectual Property during the Term in order to assist Eastman in supplying *** to Tomen, and in carrying out all other purposes of this Agreement. Such exchange of Subject Intellectual Property will be according to the following terms:

         7.2 For a period of twenty (20) years from the date of the Agreement, Eastman will not use Subject Intellectual Property received from Tomen to produce agricultural or pesticidal chemicals and intermediates therefore for anyone other than Tomen without Tomen' s prior written consent.

         7.3 For a period of twenty (20) years from the date of this Agreement, Tomen will not use Subject Intellectual Property received from Eastman for any purposes other than to assist Eastman in producing *** for Tomen, except as provided in Section 8, below.

         7.4 Subject Intellectual Property will be received and maintained in confidence by the recipient, and the recipient will exercise all reasonable efforts to avoid disclosure of all or any portion of Subject Intellectual Property, except to Recipient's Affiliates, as defined herein, or contract engineering firms who need such Subject Intellectual Property to fulfill the obligations of the recipient under this Agreement and are bound to the recipient by written obligations and assurances at least as stringent as those to which the recipient is bound under this Agreement. "Recipients Affiliates" refers to any corporation, company, joint venture, partnership or business organization in which the recipient, directly or indirectly, has a fifty percent (50%) or greater interest in the ownership or control thereof, or any third party which is engaged or consulted or assigned rights and obligations pursuant to the provisions of this Agreement.

         7.5 The recipient shall not make copies of Subject Intellectual Property, or any portion thereof, except as required to carry out the purposes of this Agreement and the recipient shall, upon the request of the disclosing party, return to the disclosing party all Subject Intellectual Property furnished the recipient in written form, including diagrams, charts, drawings, and shall destroy all copies thereof made by the recipient, or reduced to written form by the recipient, with the exception of one archival copy which shall be kept in a separate limited access file and used solely for the purpose of determining the recipients, obligation hereunder.

         7.6 The obligations of Sections 7.2, 7.3, 7.4 and 7.5, above, shall not apply with respect to any portion of Subject Intellectual Property, (i) which the recipient proves was developed by the recipient and in the recipient's possession, prior to the first receipt thereof, directly or indirectly, from the disclosure; or (ii) which is now, or hereafter becomes through no act or failure to act on the recipient's part, part of the public knowledge or is disclosed in a printed publication available to the public;
(iii) otherwise lawfully becomes available to recipient from sources other than the disclosure; or (iv) which the recipient proves to a court of law's satisfaction by written evidence, is developed by the recipient without the benefit of Subject Intellectual Property; provided, however, that the occurrence of any or all of (i), (ii), (iii) and (iv) shall not be construed to grant any rights, express or implied, under any patent licensable by the disclosure except as provided under Section 8, herein. Subject Intellectual Property shall not be deemed to be within one of the foregoing exceptions if it is merely embraced by more general information available on a non-confidential basis or in the recipient's possession. In addition, any combination of features shall not be deemed to be within the foregoing exceptions unless the combination itself and its principle of operation are embraced by corresponding information. which is within one of the foregoing exceptions.

         7.7 Neither party hereto shall knowingly export, directly or indirectly, any United States source technical data acquired from the other party hereto or any company affiliated with that party or any direct product of that data, to any country for which the United States government or any agency of that government at the time of export requires an export license or other governmental approval without first obtaining that license or approval when required by applicable United States law. This obligation shall survive any termination or expiration of this Agreement and shall be independent of any other obligations, any limitations thereon, and any exceptions thereto, which may be stated elsewhere in this Agreement.

8. License

         8.1 Upon request and after Tomen has purchased *** pounds of ***, Eastman will grant to Tomen a fully paid up, irrevocable, assignable and non-exclusive license to all Subject Intellectual Property conceived, made, created, developed or reduced to practice by Eastman relating to the production of ***, during the Term and within three (3) years following the effective date of termination of this Agreement. Notwithstanding the foregoing, if Tomen terminates the agreement before the *** pounds purchase commitment is fulfilled and Tomen requests Eastman to provide any Eastman-developed Subject Intellectual Property, the parties will negotiate in good faith a non-exclusive license to such Property. Eastman agrees to cooperate in educating Tomen through periodic meetings at mutually agreeable times and places and keeping it appraised concerning such developments regarding Subject Intellectual Property. Eastman agrees not to file any patent, trademark or copyright applications relating to Subject Intellectual Property during the Term and within three (3) years following the effective date of termination of this Agreement, without the express written consent of Tomen, which consent shall not be unreasonably withheld. Eastman also shall not assert any patent, trademark or copyright claims against Tomen or its agents for the manufacture or use of the *** at any time nor will it license patents, trademarks or copyrights to any third party for any uses or applications of any kind whatsoever during the twenty (20) year period referenced in Section 7.2.

         8.2 Tomen shall not assert any patent against Eastman in connection with performance of obligations by Eastman under this Agreement.

9. Representations, warranties and Covenants

         9.1 Eastman warrants and represents that:

                  9.1.1 It has full power and authority to execute, deliver and perform this Agreement; it is a corporation duly organized, validly existing and in good standing under the laws governing its incorporation and has full corporate power and authority to execute, deliver and perform this Agreement;

                  9.1.2 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Eastman.

                  9.1.3 This Agreement constitutes a legal, valid and binding agreement of Eastman, enforceable against Eastman in accordance with its terms, except as limited by bankruptcy, insolvency, receivership and similar laws in effect from time to time;

                  9.1.4 Eastman currently possesses the requisite skill, experience, knowledge, personnel and facilities (in respect of manufacturing in general, and in respect of the production of *** and other obligations of Eastman, specifically) and to the best of its knowledge Eastman further possesses and is in' compliance with all necessary licenses, permits and approvals required validly to execute, deliver and perform its obligations under this Agreement, and is qualified to do business in all jurisdictions where such qualification is required for Eastman's performance hereunder;

                  9.1.5 Eastman fully understands the nature of the Raw Materials and *** and Environmental Requirements, including without limitation, applicable health and safety considerations, and other matters involved in the manufacturing required hereunder.

         9.2 Tomen warrants and represents that:

                  9.2.1 It has full power and authority to execute, deliver and perform this Agreement; it is a corporation duly organized, validly existing and in good standing under the laws governing its incorporation and has full corporate power and authority to execute, deliver and perform this Agreement;

                  9.2.2 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of Tomen; and

                  9.2.3 This Agreement constitutes a legal, valid and binding agreement of Tomen, enforceable against Tomen in accordance with its terms, except as limited by bankruptcy, insolvency, receivership and similar laws in effect from time to time.

                  9.2.4 Tomen currently possesses the requisite skill, experience, knowledge, personnel and authority necessary to perform its obligations under this Agreement.

10. Environmental Compliance

         10.1 In addition to the specific covenants of Eastman set forth in this Agreement, Eastman hereby covenants that it shall, at all times during the Term, act in good faith and use sound judgment in performing the Processing and its other obligations hereunder. In performing such obligations, Eastman shall endeavor to the best of its ability to comply with all applicable federal, state and local laws and regulations, including without limitation any Environmental Requirements. In addition, Eastman also shall take such steps which, in the exercise of Eastman's knowledge and expertise in custom manufacturing, may serve to protect human health and the environment.

         10.2 Tomen has requested and Eastman intends that no accidental release of Hazardous Substances shall occur during any production. Eastman shall, in the exercise of its knowledge and expertise, take all steps as reasonably necessary to prevent any accidental release of Hazardous Substances from occurring.

         In the event that any accidental release should occur, it is the responsibility of, and Eastman shall promptly notify applicable governmental authorities and completely investigate, remediate, or otherwise cleanup all released material, in accordance with applicable Environmental Requirements.

         In the event that any accidental release from the *** process shall occur, Eastman shall notify Tomen when Eastman notifies applicable governmental authorities. Notwithstanding such notification, the parties agree that Eastman shall remain fully responsible for notifying governmental authorities and for undertaking to investigate, remediate, or otherwise cleanup such released material in compliance with applicable Environmental Requirements. Eastman's provision of notice of any release to Tomen shall be solely for Tomen's internal business purposes and shall not confer upon Tomen any authority or obligation to direct, in any manner, any notification, investigation, remediation, or cleanup activities with respect thereto.

         10.3 Eastman shall be responsible for providing all equipment, utilities and personnel necessary for production of ***, as required under this Agreement. All production should be conducted at the Plant and Eastman will endeavor to the best of its ability to conduct this production and to operate and maintain the equipment facilities in compliance with applicable Environmental Requirements.

         10.4 The parties agree that title to any waste generated in connection with the conversion of Raw Materials into *** hereunder shall remain with Eastman and Eastman shall ensure that substantially all wastes are handled, treated, stored, transported and disposed only at Eastman's on-site facilities; except that ash generated by Eastman's on-site incinerator and when such facility due to circumstances beyond Eastman's control is not working, used solvents shall be properly transported to and disposed of in a duly licensed offsite hazardous waste facility. Totes and drums shall be properly transported to a duly licensed drum reclaiming facility, selected by Eastman. Eastman shall arrange for the handling, treatment, storage, transporting and disposal of all wastes, totes, and drums and each such action or activity shall be conducted in compliance with applicable Environmental Requirements.

11. Indemnity

         11.1 Eastman shall defend, indemnify, save and hold harmless Tomen and its agents, employees, directors and officers ("Tomen Indemnitees"), from and against any and all damages (including without limitation, compensatory, incidental and consequential damages) indirect and direct losses, claims, liabilities, obligations, demands, judgments, awards, settlements, penalties, deficiencies, suits, proceedings, actions, costs and expenses (including without limitation, the fees and disbursements of attorneys and any consultants), of any kind or nature, whether or not accrued or fixed, absolute or contingent, due or to become due, which are asserted against or incurred by any of the Tomen Indemnitees, by reason of, arising out of, or in connection with, in whole or in part, any of the following:

                  (i) except as otherwise expressly limited under this Agreement, any breach of any representation, warranty or covenant of Eastman under this Agreement;

                  (ii) any production or other obligations to be performed by Eastman under this Agreement;

                  (iii) except as otherwise expressly limited under this Agreement, any loss, damage, degradation or contamination to any *** while such materials are in Eastman's custody or control;

                  (iv) any actual or alleged presence of Hazardous Substances, on, under, within or migrating from, or into the Plant and any adjacent property (including without limitation the real property underlying Eastman's waste treatment and disposal facilities); and

                  (v) any actual or alleged liability or responsibility for any investigation, remediation, or other cleanup activity arising from any Hazardous Substances which Eastman, or any of its affiliates by contract, agreement, or otherwise arranged for disposal or treatment or for transport for disposal or treatment, whether at the Plant, Eastman's on-site waste treatment and disposal facility or any other off-site facility.

         Notwithstanding the foregoing, Eastman's aggregate liability to Tomen for any direct (other than a credit for nonconforming ***), incidental and consequential damages of Tomen arising from (i) any failure by Eastman to provide *** to Tomen, as required under Section 2, or (ii) any failure of the *** to meet the specifications of Exhibit A shall not exceed *** dollars (***), which amount shall be in addition to any amounts paid or due and payable by Eastman to Tomen pursuant to Section 11.1 of the Custom Manufacturing Agreement. The parties agree that Tomen's right to recover any and all costs and expenses, of any kind whatsoever, incurred in connection with Tomen's effort to secure Product from alternate custom manufacturers, on a temporary or permanent basis, as the case may be, including such costs and expenses incurred for any period of time in which Tomen is unable to secure Product, is also limited by the preceding sentence. However, in such event, Eastman shall cooperate fully with Tomen to facilitate an effective transition to such temporary or permanent alternate custom manufacturer. In addition, this Section shall not limit Tomen's right to receive compensation for the failure of Eastman to achieve agreed upon conversion ratios for the Processing as provided in Section 2.1.

         11.2 Tomen shall defend, indemnify, save and hold harmless Eastman and its agents, employees, directors and officers (Eastman "Indemnities") from and against any and all damages (including without limitation, compensatory, incidental and consequential damages) indirect and direct losses, claims, liabilities, obligations, demands, judgments, awards settlements, penalties, deficiencies, suits proceedings, actions, costs and expenses (including without limitation, the fees and disbursements of attorneys and any consultants), of any kind or nature, whether or not accrued or fixed, absolute or contingent, due or to become due, which are asserted against or incurred by any of the Eastman Indemnities, by reason of, arising out of, or in connection with, in whole or in part except as otherwise expressly limited under this Agreement any breach of any representation, warranty or covenant of Tomen under this Agreement.

         Notwithstanding the foregoing, in no event shall Tomen be obligated to Eastman under this Section 11.2 to the extent any claims or liability were caused by Eastman's gross negligence or willful misconduct.

12. Insurance

         12.1 Eastman shall, at its expense, maintain the following insurance during the Term:

         (a) Worker's Compensation and Employer's Liability Insurance, as prescribed by applicable law.

         (b) Fire Insurance which shall cover all *** owned by Tomen and in Eastman's custody and possession, as provided in this Agreement.

         (c) Eastman shall maintain Comprehensive General Liability Insurance in an amount of not less than One Million Dollars ($1,000,000.00).

         12.2 Eastman shall provide Tomen upon request with certificates or other documentary evidence of the above insurance satisfactory to Tomen.

         12.3 Eastman may, at its option, self-insure as to the above risks in lieu of providing insurance. If Eastman elects to self-insure, it shall provide Tomen with certification of such self-insurance, satisfactory to Tomen.

The requirements set forth above are minimum coverage requirements and are not to be construed, in any way, as a limitation of Eastman's liability under this Agreement, including, without limitation, its obligations under Section 11.

13. Taxes

         13.1 Tomen shall assume responsibility for, and pay all tangible personal property taxes assessed by any governmental authority with respect to the Raw Materials and *** while in Eastman's custody and possession.

         13.2 The Processing Fees for *** include all federal, state and local taxes, duties and other governmental charges and fees that may hereafter be imposed on any aspect of the production, or the performance of other work hereunder, all of which taxes, duties, charges and fees shall be paid by Eastman.

14. Force Majeure.

         Except as provided in this Section 14 and as- further provided in Section `6, the parties shall be excused for the period of any delay in the performance of any obligations under this Agreement, when prevented from performing such obligations by cause or causes beyond such party's reasonable control or that could not have been reasonably foreseen and prevented, including without limitation, force majeure under the *** Custom Manufacturing Agreement, civil commotion, war, invasion, rebellion, hostilities, military or usurped power, sabotage, riots, fire or other acts of God, strikes, labor disputes, major equipment breakdown, governmental acts or requirement (including, without limitation, registration cancellation by EPA or other U.S. or international governmental authority with respect to any of the Products) or those shortages of labor or materials, containers, transportation equipment and delays in transportation each of which were beyond the reasonable control of the parties or could not have been reasonably foreseen and prevented. Upon the occurrence of any force majeure event, the affected party shall provide prompt notice to the other, describing the particulars of the occurrence, including an estimate of its expected duration and probable impact on the performance of such party's obligations hereunder and shall furnish periodic reports with respect thereto. Notwithstanding the foregoing, (i) the suspension of performance shall be of no greater scope and no longer duration than is reasonably required by the force majeure event; (ii) no liability of either party which arose before the occurrence of the force majeure event shall be excused because of such occurrence, including, without limitation, any liability of Tomen to purchase *** manufactured by Eastman during any Fixed Period; (iii) the non-performing party shall use all reasonable efforts to continue to perform its obligations hereunder and to cure or correct the event or condition excusing performance; (iv) the non-performing party shall exercise all reasonable efforts to mitigate or limit damages to the other party; and (v) promptly following the occurrence of such force majeure event, the parties shall meet to discuss whether the term should be extended as a result thereof.

15. Right of Review

         15.1 Eastman shall maintain true and current books and records with regard to Eastman's production but excluding financial and cost information, and all transactions related thereto, and shall retain all such books and records for a period of not less than twenty-four (24) months following the effective date of termination .of this Agreement.

         15.2 Tomen shall have the right, but not the obligation, from time to time during the Term, to have an authorized representative of Tomen, reasonably acceptable to Eastman, interview the salaried or supervisory personnel of Eastman and to review the books and records and production operations of Eastman with regard to the quantities of Raw Materials used, the actual conversion ratios realized and the *** produced, but excluding financial or cost information with respect thereto. It is expressly agreed that the right to conduct such interviews and reviews shall be solely for Tomen's internal business purposes and Eastman's provision of such rights shall not confer upon Tomen any authority or obligation to direct, in any manner, any of Eastman's Processing or other obligations hereunder. Any interview or review conducted by Tomen pursuant to this Section shall be at its own expense and shall be conducted at times reasonably agreeable to Eastman. Eastman agrees to cooperate and assist Tomen in connection therewith.

16. Conflicts of Interest

         16.1 No director, employee or agent of Eastman shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement, or enter into any business arrangement with any director, employee or agent of Tomen or any affiliate other than as a representative of Tomen, without prior written notification thereof to Tomen. Eastman shall promptly notify Tomen of any violation of this Section and any consideration so received shall be paid over or credited to Tomen. Additionally, if any violation of this Section occurring prior to the date of this Agreement resulted directly or indirectly in Tomen's consent to enter into this Agreement with Eastman, Tomen may, at its sole option, terminate this Agreement at any time and, notwithstanding any other provision of this Agreement, pay no compensation or reimbursement to Eastman whatsoever for any work done after the effective date of termination of this Agreement.

         16.2 No director, employee or agent of Tomen shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement, or enter into any business arrangement with any director, employee or agent of Eastman or any affiliate other than as a representative of Eastman, without prior written notification thereof to Eastman. Tomen shall promptly notify Eastman, of any violation of this Section and any consideration so received shall be paid over or credited to Eastman. Additionally, if any violation of this Section occurring prior to the date of this Agreement resulted directly or indirectly in Eastman's consent to enter into this Agreement with Tomen, Eastman may, at its sole option, terminate this Agreement at any time and, notwithstanding any other provision of this Agreement, pay no compensation or reimbursement to Tomen whatsoever for any work done after the effective date of termination of this Agreement.

17. Notices

         17.1 Notices under this Agreement shall be given in writing and delivered:

If to Tomen to:
Tomen Corporation
14-27 Akasaka 2-chome
Minato-ku
Tokyo, Japan
Attn: General Manager Agro Ecology Department
Fax: 011-813-35889895

With copy to:
Tomen Pacific Agro Company
444 Market Street, Suite 1060
San Francisco, California 94111
Attention:  President
Tel.: 415/788-3400
Fax: 415/788-4070

If to Eastman to:
Eastman Fine Chemicals
1999 E. Stone Drive
Kingsport, Tennessee 37662-5300
Attn:  Manager-Custom Manufacturing
Tel.: 615/229-6810
Fax: 615/229-8133

or to such other address as may be designated by such party.

         17.2 Notices shall be deemed to have been given:

         (a) On the same Business Day if the notice has been delivered by hand or sent by facsimile with confirmation of receipt on or prior to 5:00 p.m. as of the place of receipt, or on the next succeeding Business Day if so delivered or sent after 5:00 p.m.; or

         (b) On the next succeeding Business Day following receipt of a notice sent by registered or certified U.S. mail, return receipt requested or by a reputable courier service, as evidenced by the return receipt card, or other similar receipt properly endorsed by the receiving party.

18. Assignment

         18.1 None of the rights or obligations of either party hereunder may be assigned without the other party's prior written consent, which consent will not be unreasonably withheld. Any purported assignment without such written consent shall be void and unenforceable. Notwithstanding the foregoing, (i) Tomen shall be entitled from time to time during the Term, to appoint another party, reasonably acceptable to Eastman to administer certain or all of Tomen's duties hereunder and Eastman agrees to work with such party as it would with Tomen provided however, that Tomen shall remain ultimately responsible for its obligations hereunder, and (ii) Eastman shall be entitled to assign this Agreement to one of its wholly-owned subsidiaries, reasonably acceptable to Tomen, provided, however, that all Processing and related operations shall continue to be performed at the Plant, as provided hereunder, and that Eastman shall remain ultimately responsible for its obligations hereunder; and provided further, that notwithstanding anything herein to the contrary, this Agreement and all of Eastman's rights and obligations hereunder may be assigned to a corporation that is the transferee of substantially all of the assets of the manufacturing facility at which *** is manufactured subject to Tomen's approval.

19. Governing Law

         The parties hereto agree that all of the provisions of this Agreement and any questions concerning its interpretation and enforcement shall be governed by the internal laws of the State of New York, without applying any rules regarding choice of laws, and the execution and delivery of this Agreement shall be deemed to be the transaction of business within the State of New York for purposes of conferring jurisdiction upon courts located within the State.

20. Waivers

         Neither party's waiver of the other's breach of any of the provisions of this Agreement shall be deemed to be a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver, unless otherwise expressly provided by the party granting such waiver.

21. Survival.

         The representations, warranties and covenants of the parties under this Agreement and each of the parties' respective rights and remedies hereunder (including without limitation, the parties' rights and remedies under Section 12) expressly survive the effective date of termination of this Agreement.

22. Parties Bound.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest and permitted assigns.

23. No Third Party Beneficiaries

         Except as otherwise expressly provided herein, nothing in this Agreement shall entitle any person other than Tomen or Eastman and each of their respective successors and assigns to any claim, cause of action, remedy or right of any kind under this Agreement.

24. Independent Con tractor

         Nothing in this Agreement shall be construed to establish
Tomen or Eastman as a partner, joint venture, agent or other representative of the other. Each is an independent company retaining complete control over and complete responsibility for its own operations and employees. Nothing in this Agreement shall be construed to grant either party any right or authority to assume or create any obligation on behalf or in the name of the other; to accept summons or legal process for the other; or to bind the other in any manner whatsoever.

25. Employment Practices

         To the extent applicable to this Agreement and required for agreements of the size and nature hereof, Eastman shall comply with the following clauses contained in the Code of Federal Regulations and incorporated herein by reference: 48 C.F.R. SS 52.203-6 (Subcontractor Sales to Government); 48 C.F.R. SS 52.219-8, 52.219-9 (Utilization of Small and Small Disadvantaged Business Concerns); 48 C.F.R. S'S 52.219- 13 (Utilization of Women-Owned Business Concerns); 48 C.F.R. SS 52.222-26 (Equal Opportunity); 48 C.F.R. SS 52.222-35 (Disabled and Vietnam Era Veterans); 48 C.F.R. SS 52.222-36 (Handicapped Workers); 48 C.F.R. SS 52.223-2 (Clean Air and Water); and 48 C.F.R. SS 52.223-3 (Hazardous Material Identification and Material Safety Data). Unless previously provided, if the value of this Agreement exceeds $10,000 and if required for agreements of the size and nature hereof, Eastman shall provide a Certificate of Nonsegregated Facilities to Tomen in the form attached as Exhibit F. Eastman agrees and covenants that none of its employees who provide services to Tomen pursuant to this Agreement are unauthorized aliens as defined in the Immigration Reform and Control Act of 1986.

26. Entirety of Agreement

         This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein, No supplement, modification, waiver or termination of this Agreement shall be implied from any conduct of the parties or trade custom or usage, but to be binding must be executed in writing by the party to be bound thereby.

27. Arbitration

         In the event that the parties are unable within a period of ninety
(90) days to resolve any dispute between them concerning the scope or interpretation of this Agreement following the exercise of diligent efforts by both parties, either party may submit the matter to arbitration for resolution. Arbitration shall be held in San Francisco, California before three arbitrators. Each party shall select one arbitrator and the two arbitrators so selected shall select the third arbitrator. The rules of commercial arbitration of the American Arbitration Association in effect on the date the matter is submitted to arbitration shall apply. The decision of the arbitrators shall be in writing and shall contain the findings of fact and conclusions of law on which their decision is based. Unless clearly erroneous, such decision shall be final and binding on the parties and may be enforced in any court of competent jurisdiction.

28. Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

29. Severability.

         If any provision of this Agreement shall be determined to be void or unenforceable, the remaining provisions of this Agreement shall not be affected thereby, and every other provision of this Agreement shall remain in full force and effect and enforceable to the fullest extent permitted by law.

30. Headings.

         The headings appearing in this Agreement are inserted only as a matter of convenience and in no way define or limit the scope or intent of any Section of this Agreement.

31. Further Assurances.

         The parties each agree to execute additional instruments and documents and to do all such further things as the other party may reasonably require in order to carry out the intent of this Agreement. In addition, the parties agree to reasonably cooperate with one another in connection with the execution of the other parties' obligations hereunder.

         THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY THE UNDERSIGNED AUTHORIZED OFFICERS OF BOTH PARTIES AS OF THE DATE FIRST WRITTEN ABOVE.

EASTMAN CHEMICAL COMPANY                      TOMEN CORPORATION
EASTMAN FINE CHEMICALS


By:     /s/ Robert M. Morrow                  By:     /s/
   -----------------------------------           ----------------------------------------

Title:  Vice President/General Manager        Title:  General Manager, Agro Ecology Dept.
      --------------------------------              -------------------------------------
        Eastman Fine Chemicals

                                   EXHIBIT A

                                      ***

                                   EXHIBIT B

                                      ***

                                   EXHIBIT C

                                      ***

                                   EXHIBIT D

                                      ***

February 23, 1994



Dr. D. K. Krass
President
Tomen Pacific Agro Company
444 Market Street, Suite 1060
San Francisco, CA 94111

Dear Denny:

Exhibit D of the Conversion Agreement dated October 1, 1993, needs to be updated to add all the approved suppliers. If the enclosed amendment meets with your approval, please execute this letter and return one of the originals for our files.

Sincerely,



/s/ J. S. Cornell
J. S. Cornell
Manager, Business Development

Accepted:

TOMEN CORPORATION

       /s/ K. Ushizaki
--------------------------------------------
K. Ushizaki
General Manager, Agro Ecology Department
----------------------------------------
Date

March 07, 1994
Enclosure

                                   EXHIBIT D

                                      ***

May 3, 1994



Dr. D. R. Krass
President
Tomen Pacific Agro Company
444 Market Street, Suite 1060
San Francisco, CA 94111

Dear Denny:

To minimize the number of *** samples we maintain per our contracts, we propose amending Section 2.7 of the *** Conversion Agreement dated October 1, 1993, as follows:

         2.7 - Eastman shall retain analytical records for each batch of *** as it is produced before entering the storage tank to use in converting to products, for a period of not less than one (1) year from the date of manufacture.

We will retain samples of *** as it is used to produce *** products per
Section 2.7 of the Custom Manufacturing Agreement dated September 1, 1992.

If this change in the *** Conversion Agreement is acceptable, please sign below and return one of the originals for our files.

Sincerely,



/s/ M. K. Zoellin
Max K. Zoellin
Manager
General Purpose Custom Chemicals

Accepted:

TOMEN CORPORATION

/s/ K. Ushizaki
-----------------------------------------

General Manager Agro Ecology Dept.
-----------------------------------------

May 13, 1994
-----------------------------------------
            Date

May 11, 1994



Dr. Denny Krass
President & CEO
Tomen Pacific Agro Company
444 Market Street, Suite 1060
San Francisco, CA  94111

Dear Denny:

Thank you for participating in the celebrations for the *** project when you visited Arkansas last week. All of us from Eastman Chemical Company enjoyed having you, Ted, Ryan, and Young Lee at the Cabin and in the meeting.

This letter will serve as an amendment to Section 2.1 of the Conversion Agreement, dated October 1, 1993, with reference to the specifications for
***.

As agreed in the meeting on May 6, these *** specifications will be used until the end of August. At that time we will set new specifications based on the experience during this period. The specifications set in August will be used for the long term.

These *** specifications (***) will be effective for the next three months. The table below will replace Exhibit A of the Conversion Agreement:

***
***
***
***
***
***
***
***

We plan to have a meeting to agree upon the conversion ratios of two key raw materials around June 2, 1994. The ratios that will be agreed in that meeting will be used for the next three months.

Dr. Denny Krass
Page 2
May 11, 1994



If you need any additional information, 1 shall be very glad to provide it.

Best Regards,



/s/ Bhaskar Venepalli
Bhaskar Venepalli
Mgr, New Chemicals Development



APPROVED:       /s/ Dennis K. Krass
           ----------------------------------------------------

                President, Tomen Pacific Agro
           ----------------------------------------------------

                May 17, 1994
           ----------------------------------------------------

June 9, 1994



Dr. D. K. Krass
President
Tomen Pacific Agro Company
444 Market Street, Suite 1060
San Francisco, CA 94111

Dear Denny:

This letter will serve as an amendment to Section 2.1 of the *** Conversion Agreement dated October 1, 1993, with reference to the conversion ratios of *** and ***.

As agreed a t the meeting at Arkansas on June 2, 1994, the conversion ratios will be as follows effective June 1, 1994 through August 31, 1994.

                                                ***                 ***
                                                ---                 ---

              ***                               ***                 ***
              ***                               ***                 ***

If this change in the *** Conversion Agreement is acceptable, please sign below and return one of the originals for our files.

Sincerely,



/s/ M. K. Zoellin
Max K. Zoellin
Manager
General Purpose Custom Chemicals

Accepted:

/s/ Dennis K. Krass
-------------------------

-------------------------

June 14, 1994
-------------------------
            Date

July 19, 1994



Dr. Dennis K. Krass
Tomen Pacific Agro Company
444 Market Street
Suite 1060
San Francisco, CA 94111

Dear Dr. Krass:

With reference to my letter of February 15, 1994, the conversion ratios for *** and *** for 1994 will be as follows based on 1993 actual usage:

                           ***            -          ***
                           ***            -          ***

Effective April 1, 1994, the ratios will be as follows:

                           ***
                           ***

These ratios will now be based on 100% active basis.  The ***
is based on the new standard which reveals an average assay of
***.

If these ratios are agreeable to you, please sign a copy of this letter and return it to us. We will execute a copy and return it for your files.

Sincerely,



/s/ M. K. Zoellin
Max K. Zoellin
Manager
General Purpose Custom Chemicals

Dr. Dennis Krass
Page 2
July 19, 1994



Accepted:         Tomen Corporation

                           /s/ Kimikazu Ushizaki
                  ---------------------------------------
                                   Name

                  General Manager, Agro Ecology Dept.
                  ---------------------------------------
                                   Title


                  ---------------------------------------
                                   Date

Accepted:         Eastman Chemical Company

                           /s/ Robert M. Morrow
                  ---------------------------------------
                                   Name

                  Vice President and General Manager, Fine Chemicals
                  ---------------------------------------
                                   Title


                  ---------------------------------------
                                   Date

                                                                August 4, 1994



VIA FAX

Mr. Max Zoellin
Manager
General Purpose Custom Chemicals
Eastman Fine Chemicals
Eastman Chemical Company
P.O. Box 431
Kingsport, TN 37662
Fax: (615) 229-8133

                  Re:  *** & *** Usage Pricing
                  ---  -----------------------

Dear Max,

As a result of our new source of *** (Eastman) and a renegotiation of our *** contract with ***, we need to establish new prices for *** and *** for the purposes of payment adjustments resulting from usages of *** and *** in the manufacture of ***.

The price for *** is relatively straight-forward since we can use the price for 1994 from our *** contract. The price for *** is a little more involved, since it is dependent upon three factors: 1) the price of *** (which is also dependent upon the relative ratio of *** used from our two supplies, *** and ***, since their prices are significantly different, 2) the usage of *** in the *** process, and 3) the tolling fee (this can also vary since we have volume discounts in the contract). Attachment A is a summary of how we have arrived at our *** price for 1994.

Based on the above explanation, we would like to propose the following prices for use in payment adjustments for the usages of *** and *** in the production of *** for 1994:

                  ***      -        ***/lb (100% basis)

                  *** *    -        ***/lb (100% basis)

         * This price is subject to adjustment based on *** usages and actual volume of *** purchased from ***.

If you agree with this proposal, please indicate your acceptance by signing and returning the letter to my attention.

                                                     Sincerely,



                                                     /s/ Dennis K. Krass

Understood and Agreed to:

Eastman Chemical Co.

Signed:      /s/ M. K. Zoellin
       ----------------------------------------------

Name:        Max K. Zoellin
       ----------------------------------------------

Title:       MGR GEN PURPOSE CUSTOM CHEMICALS
       ----------------------------------------------

Date:        8-17-94
       ----------------------------------------------

                                 Attachment A
                                      ***

November 21, 1994



Dr. D. K. Krass
Tomen Pacific Agro Company
444 Market Street, Suite 1060
San Francisco, CA 94111



Dear Denny:

This letter will serve as an amendment to Section 2.1 of the *** Conversion Agreement dated October 1, 1993, with reference to the conversion ratios of *** and ***. This letter will also supersede the letter dated June 9, 1994.

As agreed at the meeting at Arkansas on November 8, 1994, the conversion ratios will be as follows effective October 1, 1994.

                  ***      -        ***
                  ***      -        ***

If this change in the *** Conversion Agreement is acceptable, please sign both copies of this letter and return to us. We will execute and return a copy for your files.

Sincerely,



/s/ M.K. Zoellin
Max K. Zoellin
Manager, General Purpose
Custom Chemicals

Accepted:         TOMEN CORPORATION
                  /s/ Dennis K. Krass
                  -----------------------------
                           Name
                  President
                  -----------------------------
                           Title
                  Feb 6, 1995
                  -----------------------------
                           Date

Accepted:         EASTMAN CHEMICAL COMPANY
                  /s/ Robert M. Morrow
                  -----------------------------
                           Name
                  VP/GM EFC
                  -----------------------------
                           Title
                  10 Feb, 1995
                  -----------------------------
                           Date

Eastman Fine Chemicals                                            May 10, 1995
1999 E. Stone Drive
Kingsport, TN  37662-5300
Attn:  Manager - Custom Manufacturing

Dear Sir or Madam:

Tomen Corporation ("Tomen") has a Conversion Agreement ("Agreement") with Eastman Chemical Company, ("Eastman") dated October 1,1993, and amended on May 13, 1994, May 17, 1994, June 14, 1994, July 19, 1994, August 17, 1994 and
February 6, 1995.

As part of a recent internal reorganization, Tomen Corporation has established a wholly-owned subsidiary in San Francisco known as TOMEN AGRO, Inc. ("AGRO"). Tomen hereby requests Eastman's consent to the assignment of the Agreement to AGRO pursuant to Section 18.1 of the Agreement.

Please indicate your consent by having an authorized representative of you company sign and return one of the duplicate originals of this letter to Tomen Corporation, 14-27 Akasaka 2-chome, Minato-ku, Tokyo, Japan, Attention; Mr. K. Ushizaki, General Manager, Agro Ecology Department.

Thank you for your cooperation.

                                          Sincerely,

                                          TOMEN CORPORATION

                                          By:      /s/ K. Ushizaki
                                             ----------------------------------
                                                   General Manager

                                          Title:   Agro Ecology Department
                                                -------------------------------

                                          Date: May 15, 1995
                                               --------------------------------

Eastman Chemical Company consents to the assignment as of the first date above written.

EASTMAN CHEMICAL COMPANY

By:      /s/ Robert M. Morrow
   --------------------------------------------------
         Vice President & General Manager
Title:   Eastman Fine Chemicals

Date:    5/25/95
     ------------------------------------------------

cc:      TOMEN AGRO, Inc. (Dr. Krass)

October 14, 1997



Tomen Agro, Inc.
100 First Street
Suite 1610
San Francisco, CA 94105
Attention President

Ladies and Gentlemen:

Eastman Chemical Company ("Eastman") and you are currently parties to a *** Conversion Contract dated October 1, 1993 (the "Contract").

Eastman is planning on or about October 1, 1997 to assign its receivables under its domestic sales contracts to Eastman Chemical Finance Corporation, a wholly-owned subsidiary of Eastman.

Your consent to the assignment of Eastman of its rights to receivables under the Contract is hereby requested. Eastman is not seeking to assign or receive a novation for any of its obligations under the Contract and will remain responsible for all such obligations. The Contract shall be otherwise unchanged and remains in effect.

We hope that the foregoing will not present any problems. If you have any questions, please feel free to call the undersigned at 1-800-327-8626, X-4779.

If this proposal is acceptable, please have one original of this letter signed where indicated below and returned to the undersigned at your earliest convenience. Thank you in advance for your cooperation and assistance in this matter.

Very truly yours,



/s/ Robert M. Morrow
Robert M. Morrow
Vice President and General Manager
Fine Chemicals Business Organization
for Eastman Chemical Company

Tomen Corporation
Page 2
October 14, 1997



The undersigned consents to the assignment by Eastman of its receivables under the Contract, to occur on or about October 1, 1997.



Tomen Agro, Inc.


By:      /s/ Dennis K. Krass
   -----------------------------------------

Title:   President
      --------------------------------------

Date:    Oct 15, 1997
     ---------------------------------------

March 27, 1998

Tomen Agro, Inc.
100 First Street
Suite 1610
San Francisco, CA 94105

Gentlemen:

Tomen Corporation and Eastman Chemical Company entered into a Conversion Agreement dated October 1,1993. Eastman Chemical Company and Tomen Agro, Inc., assignee of Tomen Corporation's interests in the Conversion Agreement now wish to amend Section 6.3 of the Agreement as follows:

         6.3 Unless either party has provided the other with written notice, no later than fifteen (15) months prior to the expiration of the then existing term, that such party desires to terminate this agreement effective as of the date of expiration of such then existing term, the term of this agreement shall be deemed automatically extended for an additional one-year period. Any extension shall be upon the terms and conditions set forth in this agreement, except as otherwise agreed by the parties. All references to "term" in this Agreement shall apply to any extension term.

Effective July 1, 1998, the language set forth in Section 6.3 will revert to its prior, unamended form. Please acknowledge your agreement with the above amendment by signing in the space provided and returning a copy to ms via facsimile.

Very truly yours,



/s/ Robert M. Morrow
Robert M. Morrow

cc:      Tomen Corporation
         C.P.O. Box 183
         Tokyo, JAPAN 100-91

Tomen Agro, Inc.
Page 2



AGREED:

TOMEN AGRO, INC. BY:       /s/ Dennis K. Krass
                    --------------------------------

PRINTED NAME:     Dennis K. Krass
             ---------------------------------------

TITLE: President
      ------------------------------------

DATE:             March 27, 1998
     -----------------------------------------------

June 15, 1998



Tomen Agro, Inc.
100 First Street
Suite 1610
San Francisco, CA 94105

Gentlemen:

Tomen Corporation and Eastman Chemical Company entered into a Conversion Agreement of October 1, 1993. Eastman Chemical Company and Tomen Agro, Inc., assignee of Tomen Corporation's interest in the Conversion Agreement, now wish to amend Section 6., "Term of Agreement", as follows:

         6.2 Unless earlier terminated pursuant to the provisions of Sections 6.4 or 6.5, this Agreement shall expire on December 31, 1999, subject to extensions as provided in Section 6.3.

         6.3 Either party may provide the other with written notice, no later than September 30, 1998, that such party desires to terminate this Agreement effective as of December 31, 1999, the date of expiration of the existing term of this Agreement. Unless either party has provided the other with such written notice, the term of this Agreement shall be deemed automatically extended for an additional one-year period. As to any extension terms of this Agreement subsequent to December 31, 1999, unless either party has provided the other with written notice, no later than eighteen (18) months prior to the expiration of the then existing term, that such party desires to terminate this Agreement effective as of the date of expiration of such then existing term, the term of this Agreement shall be deemed automatically extended for an additional one-year period. Any extension shall be upon the terms and conditions set forth in this Agreement, except as otherwise agreed by the parties. All references to "Term" in this Agreement shall apply to any extension term.

Effective as of the date of last signature hereto, the foregoing amendment supersedes the corresponding section of the Conversion Agreement of October 1, 1993 as originally executed by the parties and further supersedes the letter amendment dated March 27, 1998.

Tomen Agro, Inc.
Page 2
June 15, 1998



Please acknowledge your agreement with the above amendment by signing the duplicate originals in the space provided and returning one of the originals to me.

Very truly yours,



/s/ Robert M. Morrow
Robert M. Morrow
Vice President and General Manager
Fine Chemicals Business Organization

cc:      Tomen Corporation, Tokyo
         C.P.O. Box 183
         Tokyo, JAPAN 100-91



TOMEN AGRO, INC., BY:        /s/ Dennis K. Krass
                      ---------------------------------------

PRINTED NAME:                Dennis K. Krass
                      ---------------------------------------

TITLE:                       President
                      ---------------------------------------

DATE:                        June 23, 1998
                      ---------------------------------------

September 25, 1998



Tomen Agro, Inc.
100 First Street
Suite 1610
San Francisco, CA 94105

Gentlemen:

Tomen Corporation and Eastman Chemical Company entered into a Conversion Agreement of October 1, 1993 and letter amendments dated March 27, 1998 and June 15, 1998. Eastman Chemical Company and Tomen Agro, Inc., assignee of Tomen Corporation's interest in the Conversion Agreement, now wish to amend
Section 6., "Term of Agreement", as follows:

         6.3 Either party may provide the other with written notice, no later than October 31, 1998, that such party desires to terminate this Agreement effective as of December 31, 1999, the date of expiration of the existing term of this Agreement. Unless either party has provided the other with such written notice, the term of this Agreement shall be deemed automatically extended for an additional one-year period. As to any extension terms of this Agreement subsequent to December 31, 1999, unless either party has provided the other with written notice, no later than eighteen (18) months prior to the expiration of the then existing term, that such party desires to terminate this Agreement effective as of the date of expiration of such then existing term, the term of this Agreement shall be deemed automatically extended for an additional one-year period. Any extension shall be upon the terms and conditions set forth in this Agreement, except as otherwise agreed by the parties. All references to "Term" in this Agreement shall apply to any extension term.

Effective as of the date of last signature hereto, the foregoing amendment supersedes the corresponding section of the Conversion Agreement of October 1,

1993 as originally executed by the parties and further supersedes the corresponding section of the letter amendments dated March 27, 1998 and June 15, 1998.

Please acknowledge your agreement with the above amendment by signing the duplicate originals in the space provided and returning one of the originals to me.

Very truly yours,



/s/ Robert M. Morrow
Robert M. Morrow
Vice President and General Manager
Fine Chemicals Business Organization

cc:      Tomen Corporation, Tokyo
         C.P.O. Box 183
         Tokyo, JAPAN 100-91


TOMEN AGRO, INC., BY:    /s/ Dennis K. Krass
                     ---------------------------

PRINTED NAME:     Dennis K. Krass
             -----------------------------------

TITLE:  President
      ----------------------------------

DATE:         Sept 29, 1998
      ----------------------------------

                        Conversion Agreement Amendment

         This Amendment, effective as of October 30, 1998, is entered into by and between Eastman Chemical Company, a Delaware corporation ("Eastman") and Tomen Agro, Inc., a California corporation ("Tomen").

                                   Recitals

A. Eastman and Tomen are parties to that certain Conversion Agreement dated as of October 1, 1993, with Tomen being the assignee of Tomen Corporation (the "Agreement"); and

B. Eastman and Tomen desire to amend the Agreement in the manner hereinafter provided.

         NOW, THEREFORE, with intent to be bound and for reasonable consideration, the parties agree as follows:

1. Sections 6.2 and 6.3 are amended to read as follows:

         6.2 Unless earlier terminated pursuant to the provisions of Sections 6.4 or 6.5, this Agreement shall expire on December 31, 2001, subject to extensions, as provided in Section 6.3.

         6.3 Unless either party has provided the other with written notice, no later than eighteen (18) months prior to the expiration of the then-existing term, that such party desires to terminate this Agreement effective as of the date of expiration of such then existing term, the term of this Agreement shall be deemed automatically extended for an additional one-year period. Any extensions shall be upon the terms and conditions set forth in this Agreement, except as otherwise agreed by the parties. All references to "Term" in this Agreement shall apply to any extension term."

2. This Amendment supersedes all prior amendments of Sections 6.2 and 6.3.

3. The Agreement otherwise remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers effective as of the date and year first above written.

EASTMAN CHEMICAL COMPANY                      TOMEN AGRO, INC.


By:      /s/ Robert M. Morrow                 By:      /s/ Dennis K. Krass
   -----------------------------------           ------------------------------
Name:    Robert M. Morrow                     Name:    Dennis K. Krass
     ---------------------------------             ----------------------------
Title:   VP & General Manager, Fine           Title:   President
      --------------------------------              ---------------------------
Chemicals Business Organization               Date:    Nov. 9, 1998
-------------------------------                    ----------------------------
Date:    Oct. 30, 1998
     ---------------------------------

                   SEVENTH AMENDMENT TO CONVERSION AGREEMENT



         This Amendment, dated as of the 10th day of November, 1999, by and between Eastman Chemical Company, a Delaware corporation ("Eastman") and Tomen Agro, Inc., a California corporation ("Tomen").

                                  WITNESSETH

         WHEREAS, Eastman and Tomen are parties to that certain Conversion Agreement dated as of October 1, 1993, with Eastman being the successor in interest thereunder to Eastman Kodak Company and Tomen being the assignee of Tomen Corporation (the "Agreement"); and

         WHEREAS, the Agreement was amended on May 3, 1994; May 11, 1994; March 27, 1998; June 15, 1998; September 15, 1998; and October 30, 1998; and;

         WHEREAS, Eastman and Tomen desire to further amend the Agreement in the manner hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter provided, the parties hereto agree to amend the Agreement as follows:

         1.       Section 6.2 is hereby amended by changing the words "this
         -- Agreement shall expire on December 31, 2001, subject to extensions, as provided in Section 6.3" to "this Agreement shall expire on September 30, 2005, subject to extensions, as provided in Section 6.3."

         The Agreement otherwise remains in full force and effect.

         IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date and year first written above.

EASTMAN CHEMICAL COMPANY                      TOMEN AGRO, INC.


By:      /s/                                  By:      /s/ Dennis K. Krass
   --------------------------------------        -----------------------------
Title:   Vice President & General Manager     Title:   President
      -----------------------------------           --------------------------

July 25, 2006

Arysta LifeScience North America Corporation
15401 Weston Parkway, Suite 150
Cary, NC 27513
Attention:  Mr. William Lewis, President

Re: Conversion Agreement between Tomen Corporation (now Arysta LifeScience) and Eastman Chemical Company effective October 1,1993 and Custom Manufacturing Agreement between Tomen Corporation (now Arysta LifeScience) (the "Company") and Eastman Kodak Company (now Eastman Chemical Company) effective September 1, 1992 (the "Agreements")

Dear Mr.  Lewis:

Effective October 4,2005, Eastman Chemical Company ("Eastman") assigned all of its right, title and interest in the assets related to its Batesville, Arkansas manufacturing site to Eastman SE, Inc. ("Eastman SE"), a wholly owned subsidiary of Eastman. As part of that assignment, Eastman agreed to assign to Eastman SE, and Eastman SE agreed to accept, Eastman's rights and obligations under the Agreements. Under the terms of the Agreements, assignments of the Agreements require the Company's prior written consent.

Please acknowledge your consent to the proposed assignment of the Agreements by Eastman to Eastman SE by signing both copies of this letter, faxing a copy to Debra Dinsmore, Advanced Paralegal, at 423.229.8489 and returning one of the duplicate originals of this letter to Ms. Dinsmore, at the above address.

Thank you for your cooperation.

Yours truly,

Eastman Chemical Company

By:      /s/ Prentice McKibben/dd
   --------------------------------------------------
         Prentice McKibben
         Vice President, Corporate Development & Strategic Planning

cc:      Phillip Crowder, Account Executive PCIBO
         Tony Mash, Arysta
         Young-Jin Lee, Arysta

CONSENT TO ASSIGNMENT GRANTED BY ARYSTA LIFESCIENCE

By:      /s/ William M. Lewis
   -----------------------------------------
Printed Name:  William M. Lewis
             -------------------------------
Title:   President and CEO
      --------------------------------------
Date:    8/8/06
     ---------------------------------------


     This document contains confidential information that has been omitted
     ---------------------------------------------------------------------
       and filed separately with the Securities and Exchange Commission.
       -----------------------------------------------------------------
        Such information is noted by three asterisks, as follows "***."
        ---------------------------------------------------------------